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                                                                   Exhibit 10.28

This Note has not been registered under the Securities Act of 1993, This Note has been acquired for investment and may not be sold, transferred, or assigned in the absence of an affective registration statement under the Securities Act of 1993 or an opinion of counsel satisfactory to the Company that registration under the Act is not requited.



                                  Amendment to
                            ALOETTE COSMETICS, INC.
                      ------------------------------------
                       9.25% Subordinated Promissory Note
                       ----------------------------------
                              dated April 26, 1991
                              --------------------


$2,755,720.00                                                January 1, 1996

         ALOETTE COSMETICS, INC. (hereinafter called the "Company"), a Pennsylvania corporation, for value received, hereby promises to pay to the order of JOHN E. DEFIBAUGH (the "Holder"), subject to the conditions hereinafter stated, the principal sum of $2,755,720.00 plus accrued interest of $300,996.00. Such amounts represent the principal and interest amounts outstanding as of December 31, 1995 under the 9.25% Subordinated Promissory Note dated April 26, 1991. The principal amount of this Note shall be paid with an initial payment of $200,000 in May 1996, and the balance in equal monthly installments of $50,000.00 commencing May 1, 1996, and continuing on the first day of each succeeding month thereafter until paid in full. Interest shall be deferred until the principal is paid in full. Company promises to accrue interest monthly on the unpaid principal amount hereof from the date of this Note until payment in full of all amounts due hereunder at the annual rate of seven percent (7%). At such time as the principal is paid in full, accrued interest will be paid in equal monthly installments of $50,000.00 commencing with the next payment date and shall continue until paid in full.

        Except as amended above, the Company and Holder ratify and confirm the Subordinated Promissory Note of April 26, 1991 as is.

                              Agreed and Accepted


                                  /s/
                                     -----------------------------------------
                              John E. Defibaugh, Holder


                              Agreed and Accepted

                              By:  Aloette Cosmetics, Inc.


                              By: /s/
                                     ----------------------------------------
                                      Jean M. Lewis, Vice President of Finance